Putnam
American
Government
Income Fund

ANNUAL REPORT
September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Reflecting the generally successful tenure of Fund Manager Michael Martino since taking over the fund in February 1994, Putnam American Government Income Fund's cumulative total return for class A shares over the 3 years ended September 30, 1996, placed it in the top 28%, or 30th out of 110, general U.S. government funds tracked by Lipper Analytical Services.*

      CONTENTS
 4    Report from Putnam Management
 8    Fund performance summary
15    Portfolio holdings
17    Financial statements

*Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A, class B, and class M shares were ranked 66, 116, and 91, respectively, out of 173 general U.S. government funds for 1-year performance through 9/30/96. The fund's class A shares were ranked 59 out of 72 and 35 out of 39 general U.S. government funds for 5- and 10-year performance, respectively, through 9/30/96. Class B and class M shares were not ranked over longer applicable periods. Past performance is not indicative of future results.



(copyright) Karsh, Ottawa

[PHOTO OF GEORGE PUTNAM OMITTED]

From the Chairman

Dear Shareholder:

Fiscal 1996, the 12 months ended September 30, was a year of contrasts for Putnam American Government Income Fund. The year began amid one of the most vibrant bond market advances in recent times. By its midpoint, the rally suddenly became a retreat as investors, reading stronger-than-expected economic numbers as a presage to a pickup in inflation, sent the bond markets tumbling. Interest rates, moving inversely to bond prices, bounded sharply higher.

During the fiscal year's second half, the market settled down somewhat, although investors remained generally aloof, waiting to discern a definite trend in interest rates. Fund Manager Michael Martino, focusing on yield, trimmed back on Treasury securities in favor of mortgage-backed issues.

As the fund begins a new fiscal year, Mike believes rates may trend lower over the next few months as economic growth moderates. He discusses the fund's performance and prospects in the report that follows.

Respectfully yours,

/S/ George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996



Report from the Fund Manager
Michael Martino

Putnam American Government Income Fund's 1996 fiscal year, which ended on September 30, encompassed two periods of pronounced market strength -- the first three months and the final month of the year -
- with alternating periods of turbulence and stability in between. Fiscal 1996 began with the same bond market strength that capped off a successful calendar 1995.

Beginning in January, however, and extending through the first four months of calendar 1996, interest rates rose dramatically across the spectrum of bond maturities. From May to the end of the fiscal year, rates stayed in a relatively tight range of 6.7% to 7.2% for the 30-year Treasury bond and were accompanied by a somewhat surprising lack of activity by the Federal Reserve Board. In fact, the bond market's September advance was in response to the Fed's decision to keep the target for short-term bank-lending rates unchanged at 5.25% -- a level it established last January -- based on evidence of a slowing economy.

For the year as a whole, your fund posted solid total returns relative to many other U.S. government securities funds, while continuing to focus on strategies for seeking high current income. (Please refer to the tables on pages 8 and 9 for complete performance and dividend information.)

*ACTIVE MANAGEMENT OF INTEREST-RATE EXPOSURE WAS KEY TO PERIOD'S
RESULTS

The key determinant of your fund's performance over the year was active management of the portfolio's duration. Duration is the principal indicator of interest-rate sensitivity for a given portfolio of bonds. It is measured in years. The longer the duration, the more sensitive a portfolio is to a given change in rates. When rates are falling, as was the case during the first three months and the final month of the fiscal year, bond prices rise, and a relatively long portfolio duration enables the fund to capture a greater portion of that price appreciation.

When interest rates rise, however, a long duration has the opposite effect, causing the portfolio's value to decline more rapidly for a given change in rates. Consequently, over the course of the fiscal year, we adjusted the fund's duration from approximately 6 years during the first 3 months to under 4.5 years at the period's midpoint, back out to nearly 6 years at the period's end.

*GINNIE MAES BOLSTER PERFORMANCE DURING PERIOD OF BROAD MARKET
WEAKNESS

Lack of momentum in the U.S. Treasury market during much of the fund's fiscal year led bond investors to look elsewhere for yield. This, in turn, led to an increased demand for mortgage-backed securities at a time when the supply of such bonds was relatively low. Premium mortgages -- those offering higher income streams than the current yields of similar bonds -- outperformed Treasuries as rising interest rates allayed prepayment fears.* All told, your fund's considerable exposure to Ginnie Maes worked in its favor, although it would have benefited more from a greater allocation to premium mortgages.

[GRAPHIC OMITTED: vertical bar chart AVERAGE EFFECTIVE MATURITY AND
DURATION]

                           9/30/95        3/31/96         9/30/96
Average efffective
maturity                    14.9            7.1            10.4

Duration                     6.1            4.4             5.8

Footnote reads:
This chart depicts the fund's average effective maturity and portfolio duration measures at the beginning, middle, and end of the 1996 fiscal year. Average effective maturity and duration are derived from calculations that incorporate assumptions about prepayment rates and cash flows of mortgage-backed securities. Measures of effective maturity, duration, and the assumptions on which they are based will vary over time.


As we approached the end of the fiscal year, Ginnie Maes and other mortgage-backed securities appeared to be fully valued relative to Treasuries. Therefore, during the September market rally, when we extended the fund's duration, we accomplished this by adding intermediate and long-term Treasuries -- not mortgage-backed securities. Mortgage-backed securities, nevertheless, still represent a substantial portion of your fund's portfolio, accounting for approximately 45% of net assets at the end of the period. As for Treasuries, your fund ended the year with nearly 54% of its net assets allocated to Treasuries versus 46% at the beginning.

*SLOWER GROWTH MAY PROVIDE CONTINUED SUPPORT FOR BONDS

When the Federal Reserve Board last met in September, we believe it made the right decision in taking no action on short-term interest rates. The Fed's attempts to control inflation by adjusting monetary policy, thus far, have been successful. Indeed, we believe the economy's growth rate is likely to moderate, perhaps moving back toward a 2% annual level. It is possible that inflation may exhibit some near-term signs of accelerating, given the rising price of oil and the trend toward increasing labor costs. We believe, however, that should economic growth slow in the months ahead, inflation is likely to remain well behaved.

Although we cannot provide assurances, if our expectations for the economy prove correct, then the current favorable environment for bonds may persist for some time. Given such a scenario, we would likely maintain a portfolio that is moderately long in duration in order to position the fund to participate should market strength continue.

Footnote reads:
*Mortgage-backed securities are subject to prepayment risk, which is the risk that an investor's principal will be returned in full at some point prior to the security's stated maturity date. Such prepayment may cause an investor's actual rate of return to differ from the expected rate of return. Prepayment risk is greatest when interest rates are falling, since mortgage holders rush to refinance, forcing retirement of the bonds that back their existing mortgages.


[GRAPHIC OMITTED: vertical bar chart
COMPARATIVE PORTFOLIO ALLOCATIONS*]

                         9/30/95            9/30/96
U.S. Treasury
securities                46.1%              53.8%

Mortgage-backed
securities                49.8%              45.1%

Cash and short-
term investments           6.9%               0.2%

Footnote reads:
*Based on total net assets as of the indicated date. The allocations to mortgage-backed securities are primarily concentrated in bonds issued by the Government National Mortgage Association (Ginnie Mae). Allocations will vary over time.

While mortgage-backed securities typically provide a higher yield than Treasuries of comparable maturity, they generally underperform during periods of market strength. Consequently, we are comfortable with the fund's current allocation to mortgage-backed securities and, consistent with our view of the broader market, do not plan to increase the weighting at this time. We believe that intermediate and long-term Treasuries represent better value at current yield levels and plan, for now, to focus a greater share of our investment activities on that segment of the government securities market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. The fund may invest in securities other than those issued or backed by the full faith and credit of the U.S. government.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam American Government Income Fund is designed for investors seeking high current income primarily through U.S. government securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96

                        Class A         Class B          Class M
(inception date)       (3/1/85)        (5/20/94)        (2/14/95)
                    NAV      POP     NAV     CDSC     NAV      POP
-------------------------------------------------------------------
1 year             3.64%   -1.27%   2.77%   -2.07%  3.24%   -0.11%
-------------------------------------------------------------------
5 years           30.04    23.86      --       --     --       --
Annual average     5.39     4.37      --       --     --       --
-------------------------------------------------------------------
10 years          83.57    74.85      --       --     --       --
Annual average     6.26     5.75      --       --     --       --
-------------------------------------------------------------------
Life of class B      --       --   14.84    11.86     --       --
Annual average       --       --    6.01     4.84     --       --
-------------------------------------------------------------------
Life of class M      --       --      --       --  15.05    11.36
Annual average       --       --      --       --   8.98     6.82
-------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/96

                                  Lehman Bros.
                                  Intermediate         Consumer
                                 Treasury Index      Price Index
-------------------------------------------------------------------
1 year                                5.08%              3.00%
-------------------------------------------------------------------
5 years                              38.69              15.02
Annual average                        6.76               2.84
-------------------------------------------------------------------
10 years                            109.76              43.19
Annual average                        7.69               3.66
-------------------------------------------------------------------
Life of class B                      17.09               6.98
Annual average                        6.99               2.89
-------------------------------------------------------------------
Life of class M                      12.30               4.99
Annual average                        7.60               3.03
-------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/86

Starting Value                                            (Ending Value)

$9,525                   Fund's class A shares at POP           $17,485

$10,000      Lehman Bros. Intermediate Treasury Index           $20,976

$10,000                          Consumer Price Index           $14,319

Date/year          Fund at POP        Index          CPI
9/30/86               9525            10000        10000
9/30/87               9100            10144        10436
9/30/88              10189            11205        10871
9/30/89              11209            12281        11343
9/30/90              11743            13322        12042
9/30/91              13445            15124        12450
9/30/92              14462            17025        12822
9/30/93              15504            18332        13167
9/30/94              14875            18055        13557
9/30/95              16871            19962        13902
9/30/96              17485            20976        14319

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 5/20/94 would have been valued at $11,484 at net asset value on 9/30/96 ($11,186 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 2/14/95 would have been valued at $11,505 at net asset value on 9/30/96 ($11,136 at public offering price).


PRICE AND DISTRIBUTION INFORMATION
RMATION
12 months ended 9/30/96
                              Class A       Class B      Class M
-------------------------------------------------------------------
Distributions (number)           12           12             12
-------------------------------------------------------------------
Income                         $0.566       $0.504         $0.543
-------------------------------------------------------------------
Total                          $0.566       $0.504         $0.543
-------------------------------------------------------------------
Share value:                NAV      POP     NAV     NAV       POP
-------------------------------------------------------------------
9/30/95                   $8.65    $9.08   $8.62   $8.65     $8.94
-------------------------------------------------------------------
9/30/96                    8.39     8.81    8.35    8.38      8.66
-------------------------------------------------------------------
Current return
(end of period)
-------------------------------------------------------------------
Current dividend rate1     6.01%    5.72%   5.17%   5.73%     5.54%
-------------------------------------------------------------------
Current 30-day SEC yield2  6.28     5.98    5.51    6.02      5.82
-------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.
2Based on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Intermediate Treasury Index is an unmanaged list of Treasury bonds; it is used as a general gauge of the market for intermediate-term fixed-income securities. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities indexes assume reinvestment of all distributions and interest payments, and the performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A Putnam perspective on risk and reward

You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

The greater the risk, the greater the potential reward. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

*FITTING YOUR FUND SELECTION TO YOUR RISK TOLERANCE

How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

For short-term goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.

This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.

*A RUNDOWN OF RISK TYPES

MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income inves-tors. However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds ++

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS [SECTION MARK]

Putnam money market funds: **

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts (double dagger)

 *              Formerly Natural Resources Fund

 +              Formerly Overseas Growth Fund

(double dagger) Not available in all states.

[SECTION MARK]  Relative to above.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

 ++ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Report of independent accountants

To the Trustees and Shareholders of
Putnam American Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the "fund") at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

November 13, 1996




Portfolio of investments owned
September 30, 1996

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (98.9%) *
PRINCIPAL AMOUNT                                                                                 VALUE

Collateralized Mortgage Obligations  (0.4%)
-------------------------------------------------------------------------------------------------------
       $6,024,082  Federal National Mortgage Association Ser. 89-23,
                   Class D, 10.2s, September 25, 2018                                         6,238,690

U. S. Agency Mortgage Pass-Through Certificates  (44.7%)
-------------------------------------------------------------------------------------------------------
                   Federal National Mortgage Association
      163,965,227  8 1/2s, Dwarfs, August 1, 2011                                           170,318,880
       46,956,298  7s, Dwarfs, with various due dates from May 1, 2009
                   to February 1, 2011                                                       46,413,013
       47,331,564  6 1/2s, Dwarfs, with various due dates from July 1, 2010
                   to February 1, 2011                                                       45,881,802
                   Government National Mortgage Association
       69,361,230  9s, with various due dates from November 15, 2008
                   to July 1, 2024        73,612,890
       13,244,522  8 1/2s, with various due dates from August 15, 2019
                   to September 15, 2024                                                     13,791,088
       64,151,395  8s, with various due dates from August 15, 2006
                   to May 15, 2023                                                           65,686,824
      169,293,975  7 1/2s, with various due dates from February 15, 2022
                   to September 15, 2025                                                    167,852,647
      240,929,613  7s, with various due dates from April 15, 2023
                   to January 15, 2026                                                      231,894,742
                                                                                          -------------
                                                                                            815,451,886
U.S. Treasury Obligations  (53.8%)
-------------------------------------------------------------------------------------------------------
                   U.S. Treasury Bonds
      100,000,000  12s, August 15, 2013                                                     140,625,000
       50,000,000  9 7/8s, November 15, 2015                                                 64,828,000
       75,000,000  8 3/4s, November 15, 2008                                                 83,097,750
      145,000,000  6 3/4s, August 15, 2026                                                  141,714,300
       75,000,000  6s, February 15, 2026                                                     65,906,250
                   U.S. Treasury Notes
      150,000,000  9 1/8s, May 15, 1999                                                     160,288,500
      100,000,000  7 1/2s, October 31, 1999                                                 103,234,000
      125,000,000  7s, July 15, 2006                                                        127,597,500
       25,000,000  6 5/8s, July 31, 2001                                                     25,152,250
       50,000,000  6 5/8s, June 30, 2001                                                     50,304,500
       20,000,000  6 1/4s, April 30, 2001                                                    19,840,600
                                                                                          -------------
                                                                                            982,588,650
                                                                                          -------------
                   Total U.S. Government and Agency Obligations (cost $1,827,207,446)    $1,804,279,226

SHORT-TERM INVESTMENTS  (0.2%) *(cost $3,854,602)
PRINCIPAL AMOUNT                                                                                  VALUE
-------------------------------------------------------------------------------------------------------
$3,854,000 Interest in $365,453,000 joint repurchase
           agreement dated September 30, 1996 with
           Goldman, Sachs & Co., due October 1, 1996
           with respect to various U.S. Treasury
           obligations -- maturity value of $3,854,602
           for an effective yield of 5.625%.                                                 $3,854,602
-------------------------------------------------------------------------------------------------------
           Total Investments (cost $1,831,062,048) ***                                   $1,808,133,828
-------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $1,824,858,176.

*** The aggregate identified cost on a tax cost basis is $1,831,062,048 resulting in gross unrealized appreciation and depreciation of $13,414,941 and $36,343,161 respectively, or net unrealized depreciation of $22,928,220.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996

Assets
---------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,831,062,048) (Note 1)                    $1,808,133,828
---------------------------------------------------------------------------------------------------------------
Cash                                                                                                        649
---------------------------------------------------------------------------------------------------------------
Interest receivable                                                                                  24,654,693
---------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                  274,952
---------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                           27,459
---------------------------------------------------------------------------------------------------------------
Total assets                                                                                      1,833,091,581

Liabilities
---------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                            3,731,286
---------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                          2,436,545
---------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                              300,620
---------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                             5,503
---------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                              6,177
---------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                1,184,086
---------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                  569,188
---------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                     8,233,405
---------------------------------------------------------------------------------------------------------------
Net assets                                                                                       $1,824,858,176

Represented by
---------------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and  4)                                                                 $3,296,814,135
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                            (1,449,027,739)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                                          (22,928,220)
---------------------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding                        $1,824,858,176

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,800,683,132 divided by 214,610,108 shares)                                                            $8.39
---------------------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.39)*                                                    $8.81
---------------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($23,067,343 divided by 2,761,691 shares)**                                                               $8.35
---------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,107,701 divided by 132,109 shares)                                                                    $8.38
---------------------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.38)*                                                    $8.66
---------------------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an intregral part of these financial statements.




Statement of operations
Year ended September 30, 1996

Interest Income:                                                                          $143,457,170
------------------------------------------------------------------------------------------------------
Expenses:
------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                            10,427,209
------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                               3,032,484
------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                               53,292
------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                25,290
------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                        5,057,558
------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                          168,282
------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                            4,306
------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                        119,492
------------------------------------------------------------------------------------------------------
Registration fees                                                                                  550
------------------------------------------------------------------------------------------------------
Auditing                                                                                        60,873
------------------------------------------------------------------------------------------------------
Legal                                                                                           42,759
------------------------------------------------------------------------------------------------------
Postage                                                                                        317,254
------------------------------------------------------------------------------------------------------
Other                                                                                          125,703
------------------------------------------------------------------------------------------------------
Total expenses                                                                              19,435,052
------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                    (965,207)
------------------------------------------------------------------------------------------------------
Net expenses                                                                                18,469,845
------------------------------------------------------------------------------------------------------
Net investment income                                                                      124,987,325
------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                            29,742,994
------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                                 (81,261,946)
------------------------------------------------------------------------------------------------------
Net loss on investments                                                                    (51,518,952)
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       $73,468,373
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                    Year ended September 30
                                                                                -------------------------------
                                                                                   1996                  1995
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                        $124,987,325          $148,626,707
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        29,742,994           (16,549,652)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                     (81,261,946)          147,624,755
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           73,468,373           279,701,810
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------------------------------
   From net investment income:
    Class A                                                                  (123,617,463)         (151,762,165)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                      (883,264)             (283,676)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                       (48,099)              (11,822)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income:
    Class A                                                                   (10,592,525)                   --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                       (75,685)                   --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                        (4,121)                   --
---------------------------------------------------------------------------------------------------------------
   From return of capital:
    Class A                                                                            --           (13,778,422)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            --               (25,755)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            --                (1,073)
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                            (306,925,164)         (338,147,532)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                 (368,677,948)         (224,308,635)
---------------------------------------------------------------------------------------------------------------
Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                           2,193,536,124         2,417,844,759
---------------------------------------------------------------------------------------------------------------
End of year                                                                $1,824,858,176        $2,193,536,124
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                         February 14, 1995
                                                                                         (commencement
                                                                       Year ended        of operations) to       Year ended
                                                                     September 30         September 30         September 30
                                                                  ----------------------------------------------------------
                                                                             1996                 1995                1996
                                                                  ----------------------------------------------------------
                                                                                     Class M
                                                                  ----------------------------------------------------------
Net asset value, beginning of period                                        $8.65                $8.14                $8.62
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .53                  .29 (c)              .49
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       (.26)                 .62                 (.26)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .27                  .91                  .23
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.50)                (.37)                (.46)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                           (.04)                  -                  (.04)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain (loss) on investments                                   -                    -                    -
---------------------------------------------------------------------------------------------------------------------------
From return of capital                                                         -                  (.03)                  -
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.54)                (.40)                (.50)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.38                $8.65                $8.35
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                           3.24                11.44 *               2.77
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $1,108                 $672              $23,067
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.20                  .78 *               1.70
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.94                 4.03 *               5.46
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     245.46               468.86               245.46
---------------------------------------------------------------------------------------------------------------------------




Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                          May 20, 1994
                                                                                         (commencement
                                                                       Year ended      of operations) to        Year ended
                                                                     September 30         September 30         September 30
                                                                 -----------------------------------------------------------
                                                                             1995                 1994                 1996
                                                                 -----------------------------------------------------------
                                                                       Class B
                                                                 -----------------------------------------------------------

Net asset value, beginning of period                                        $8.19                $8.43                $8.65
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .46 (c)              .21                  .52
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .51                 (.25)                (.21)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              .97                 (.04)                 .31
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.49)                (.20)                (.53)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             -                    -                  (.04)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain (loss) on investments                                   -                    -                    -
---------------------------------------------------------------------------------------------------------------------------
From return of capital                                                       (.05)                  -                    -
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.54)                (.20)                (.57)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.62                $8.19                $8.39
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                          12.32                 (.52)*               3.64
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                   $9,099               $5,691           $1,800,683
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                               1.68                  .59 *                .95
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     5.76                 2.22 *               6.14
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     468.86               331.61               245.46
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)




                                                                                          Year ended September 30
                                                                          ---------------------------------------------------
                                                                             1995                 1994                 1993
                                                                          ---------------------------------------------------
                                                                                                Class A
                                                                          ---------------------------------------------------
Net asset value, beginning of period                                        $8.21                $9.21                $9.32
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         .55                  .62                  .77
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .50                 (.98)                (.13)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             1.05                 (.36)                 .64
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (.56)                (.64)                (.75)
---------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                             -                    -                    -
---------------------------------------------------------------------------------------------------------------------------
From net realized gain (loss) on investments                                   -                    -                    -
---------------------------------------------------------------------------------------------------------------------------
From return of capital                                                       (.05)                  -                    -
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (.61)                (.64)                (.75)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $8.65                $8.21                $9.21
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                          13.42                (4.06)                7.20
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $2,183,766           $2,412,154           $3,530,130
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .94                  .83                  .91
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.62                 6.93                 8.39
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                     468.86               331.61               235.61
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                       1992
                                                           -----------------------


Net asset value, beginning of period                                        $9.60
---------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------
Net investment income                                                         .56
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        .12
---------------------------------------------------------------------------------
Total from investment operations                                              .68
---------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------
From net investment income                                                   (.56)
---------------------------------------------------------------------------------
In excess of net investment income                                             -
---------------------------------------------------------------------------------
From net realized gain (loss) on investments                                 (.40)
---------------------------------------------------------------------------------
From return of capital                                                         -
---------------------------------------------------------------------------------
Total distributions                                                          (.96)
---------------------------------------------------------------------------------
Net asset value, end of period                                              $9.32
---------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                           7.56
---------------------------------------------------------------------------------
Net assets, end of period (in thousands)                               $4,275,225
---------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .96
---------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     6.03
---------------------------------------------------------------------------------
Portfolio turnover (%)                                                     798.43
---------------------------------------------------------------------------------

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, with preservation of capital as its secondary objective.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported--as in the case of most securities traded over-the-counter--the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $1,447,359,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:
       Loss Carryover            Expiration
       --------------      --------------------
       $1,137,954,000       September 30, 1998
       $   45,648,000       September 30, 2001
       $    7,767,000       September 30, 2002
       $  255,990,000       September 30, 2003

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions, utilization of a capital loss carryover and paydown gains and losses on mortgage backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1996, the fund reclassified $10,233,831 to increase undistributed net investment income and $10,672,332 to decrease paid-in-capital, with an increase to accumulated net realized loss on investments of $438,501. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $4.5 billion, 0.375% of the next $2.5 billion, and 0.35% of any excess over $9.5 billion, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbrsements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $965,207 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,690 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $109,577 and $1,307 from the sale of class A and class M shares, respectively and $40,354 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $10,430 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1996, purchases and sales of U.S. government and agency obligations other than short-term investments aggregated $4,660,803,437 and $4,907,799,639, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



Note 4
Capital shares
At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Year ended
                          September 30, 1996
----------------------------------------------------
Class A               Shares              Amount
----------------------------------------------------
Shares sold        7,763,736         $66,595,552
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions      7,435,979          63,394,679
----------------------------------------------------
                  15,199,715         129,990,231

Shares
repurchased      (52,919,429)       (451,949,272)
----------------------------------------------------
Net decrease     (37,719,714)      $(321,959,041)
----------------------------------------------------

                               Year ended
                          September 30, 1995
----------------------------------------------------
Class A               Shares              Amount
----------------------------------------------------
Shares sold        6,624,630         $54,980,481
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions      9,059,519          74,915,985
----------------------------------------------------
                  15,684,149         129,896,466

Shares
repurchased      (57,082,955)       (471,766,626)
----------------------------------------------------
Net decrease     (41,398,806)      $(341,870,160)
----------------------------------------------------

                               Year ended
                          September 30, 1996
----------------------------------------------------
Class B               Shares              Amount
----------------------------------------------------
Shares sold        2,556,309         $21,772,161
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         81,398             686,967
----------------------------------------------------
                   2,637,707          22,459,128

Shares
repurchased         (931,482)         (7,885,924)
----------------------------------------------------
Net increase       1,706,225         $14,573,204
----------------------------------------------------

                               Year ended
                          September 30, 1995
----------------------------------------------------
Class B               Shares              Amount
----------------------------------------------------
Shares sold        1,205,771         $10,033,873
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         25,686             214,274
----------------------------------------------------
                   1,231,457          10,248,147

Shares
repurchased         (871,188)         (7,180,267)
----------------------------------------------------
Net increase         360,269          $3,067,880
----------------------------------------------------

                               Year ended
                          September 30, 1996
----------------------------------------------------
Class M               Shares              Amount
----------------------------------------------------
Shares sold          104,264            $884,487
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          5,761             48,808
----------------------------------------------------
                     110,025            933,295

Shares
repurchased          (55,599)          (472,622)
----------------------------------------------------
Net increase          54,426           $460,673
----------------------------------------------------

                            For the period
                          February 14, 1995
                           (commencement of
                           operations) to
                         September 30, 1995
----------------------------------------------------
Class M               Shares              Amount
----------------------------------------------------
Shares sold           76,597            $645,492
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions          1,133              9,656
----------------------------------------------------
                      77,730            655,148
----------------------------------------------------
Shares
repurchased              (47)              (400)
----------------------------------------------------
Net increase          77,683           $654,748
----------------------------------------------------



Federal tax information
(Unaudited)

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of September 5, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on September 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                   Votes
                                Votes for        withheld
Jameson Adkins Baxter         139,568,298       3,421,823
Hans H. Estin                 139,586,468       3,403,652
John A. Hill                  139,705,416       3,284,704
R.J. Jackson                  139,689,921       3,300,200
Elizabeth T. Kennan           139,716,780       3,273,340
Lawrence J. Lasser            139,728,714       3,261,406
Robert E. Patterson           139,726,551       3,263,569
Donald S. Perkins             139,602,881       3,387,239
William F. Pounds             139,668,997       3,321,123
George Putnam                 139,495,722       3,494,399
George Putnam, III            139,638,565       3,351,555
Eli Shapiro                   139,301,690       3,688,430
A.J.C. Smith                  139,773,272       3,216,848
W. Nicholas Thorndike         139,678,207       3,311,913

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 138,037,975 votes for, and 1,325,390 votes against, with 3,626,756 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows: 124,502,479 votes for, and 5,659,896 votes against, with 12,827,745 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 122,381,297 votes for, and 7,025,849 votes against, with 13,582,975 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans was approved as follows: 119,937,511 votes for, and 9,652,837 votes against, with 13,399,773 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
121,290,509 votes for, and 8,577,985 votes against, with 13,121,627 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 120,379,512 votes for, and 9,374,198 votes against, with 13,236,410 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
123,306,211 votes for, and 6,470,277 votes against, with 13,213,632 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows:
123,507,351 votes for, and 5,855,886 votes against, with 13,626,883 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 120,272,936 votes for, and 8,899,876 votes against, with 13,817,308 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 118,698,419 votes for, and 10,467,034 votes against, with 13,824,667 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows:
119,418,584 votes for, and 9,768,408 votes against, with 13,803,129 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to pledging assets was approved as follows:
118,354,878 votes for, and 10,631,490 votes against, with 14,003,752 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 119,900,112 votes for, and 9,051,304 votes against, with 14,038,704 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 121,166,191 votes for, and 8,349,613 votes against, with 13,474,316 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 119,739,814 votes for, and 9,258,368 votes against, with 13,991,938 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Alan J. Bankart
Vice President

Michael Martino
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Putnam
Investments
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